UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

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☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section240.14a-12

Consilium Acquisition Corp I Ltd.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CONSILIUM ACQUISITION CORP I LTD.

2400 E. Commercial Boulevard, Suite 900

Ft. Lauderdale, FL 33308

NOTICE OF EXTRAORDINARY GENERAL MEETING

TO BE HELD May     , 2023

TO THE SHAREHOLDERS OF

CONSILIUM ACQUISITION CORP I LTD.:

You are cordially invited to attend the extraordinary general meeting (the “General Meeting”) of CONSILIUM ACQUISITION CORP I LTD., (the “Company,” “Consilium,” “we,” “us” or “our”) to be held at 10:00 a.m. ET on May     , 2023. The physical place of the meeting will be held at 2400 E. Commercial Boulevard, Suite 900, Ft. Lauderdale, FL 33308.

The purpose of the Extension Proposal is to allow the Company more time to complete its proposed business combination (the “Proposed Business Combination”). While the Company has not yet signed a definitive business combination agreement it has entered into a non-binding letter of intent with a business combination target that is an AI driven digital transformation company operating primarily from the APAC region and providing enterprise solutions to developed market companies. The target is a profitable company on an adjusted EBITDA basis and is projecting revenues in excess of $30 million for 2024.

The Company will be holding the General Meeting via teleconference using the following dial-in information:

US Toll Free Meeting ID

The General Meeting will be held for the purpose of considering and voting upon the following proposals and resolutions:

•

The Extension Proposal — to consider and vote upon a proposal by a special resolution in the form set forth in Annex A of the accompanying proxy statement to amend (the “Extension Proposal”) the Company’s amended and restated memorandum and articles of association adopted by special resolution dated January 5, 2022 (together, the “Existing Charter”) to extend from July 18, 2023 (the “Original Termination Date’) for a series of nine (9) one (1) month periods up to April 18, 2024 (the “Extended Date”), the date by which, if the Company has not consummated an initial business combination, the Company must: (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the ordinary shares of a par value of US$0.0001 each (the “Ordinary Shares”) issued in the Company’s initial public offering (the “Public Shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay incomes taxes, if any (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, liquidate and dissolve, subject in the case of paragraph (b) and (c), to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases, subject to the other requirements of applicable law;

•

The Trust Amendment Proposal — A proposal to approve by special resolution, an amendment to the Company’s investment management trust agreement, dated as of January 12, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Combination Period by nine (9) additional one (1) month periods until, April 18, 2024 (as amended, the “Trust Amendment”); and

•

The Adjournment Proposal— as an ordinary resolution, to approve the adjournment of the General Meeting by the chairman thereof to a later date, if necessary, to permit further solicitation and vote of additional proxies for the purpose of approving the Extension Proposal and the Trust Amendment Proposal, to amend the Extension Proposal or Trust Amendment Proposal, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders prior to the General Meeting; provided that the General Meeting is reconvened as promptly as practical thereafter. The Adjournment Proposal will only be presented at the General Meeting if based on the tabulated votes collected at the time of the General Meeting, there are not sufficient votes to approve the Extension Proposal and the Trust Amendment Proposal.

The Company’s Existing Charter provides that the Sponsor (as hereinafter defined) has the right to cause the Company to extend the period of time to consummate a business combination (the “Combination Period”) two (2) times for an additional three (3) months, from July 18, 2023 (i.e., 18 months from the consummation of the IPO) up to January 18, 2024 (i.e., 24 months from the consummation of the IPO). The only way to extend the Combination Period from July 18, 2023 is for the Sponsor to deposit into the Trust Account $1,897,500 (i.e., $0.10 per issued and outstanding Public Share, for each three-month extension, on or prior to the date of the applicable deadline.

After consultation with the Company’s sponsor, Consilium Acquisition Sponsor I, LLC, (the “Sponsor”), the Sponsor has indicated that if the Extension Proposal is approved, the Sponsor will instead contribute the lower of (a) $[            ] per Public Share that is then-outstanding or (b) $[            ], as a loan to the Company (each loan being referred to herein as a “Contribution”) for each one-month extension period, commencing on the Original Termination Date and continuing on the 18th day of each subsequent month, (each such one-month extension, an “Extension Period”), until the earlier of (x) the date of the extraordinary general meeting held in connection with a shareholder vote to approve an initial business combination; (y) the Extended Date and (z) the date that the board determines in its sole discretion to no longer seek an initial business combination.

Each Contribution will be deposited in the Trust Account within three business days of the beginning of the Extension Period which such Contribution relates to. The Sponsor will not make any Contribution unless the Extension Proposal is approved. The Contributions will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The Company’s board of directors will have the sole discretion to extend the timeline to consummate an initial business combination for an additional Extension Period, up to a maximum of nine Extended Periods. If the board of directors determines not to extend the timeline to consummate an initial business combination by an additional Extension Period within the nine month extension permitted, the additional Contributions will terminate. If the board of directors determines not to extend the timeline to consummate an initial business combination by an additional Extension Period, the Company will cease all operations except for the purpose of winding up and as promptly as reasonably possible, but not more than ten business days after the Original Termination Date, redeem 100% of the outstanding Public Shares in accordance with the procedures set forth in the Existing Charter.

The Contribution will not bear any interest and will be repayable by the Company to Sponsor, or its affiliates or designees, upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. If the Company’s board of directors determines that the Company will not be able to consummate an initial business combination by the Extended Date, the Company will cease all operations except for the purpose of winding up and as promptly as reasonably possible, but not more than ten business days after the Original Termination Date, redeem 100% of the issued and outstanding Public Shares in accordance with the procedures set forth in the Existing Charter in the event the Extension Proposal and Trust Amendment Proposal are not approved.

Your attention is directed to the proxy statement accompanying this Notice for a more complete statement of matters to be considered at the General Meeting.

The Company’s board of directors has fixed the close of business on April 21, 2023 as the record date for determining the Company’s shareholders entitled to receive notice of and to vote at the General Meeting and any adjournment thereof. Only holders of record of the Ordinary Shares and Public Shares on that date are entitled to have their votes counted at the General Meeting or any adjournment thereof.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the General Meeting (or [                ], 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

After careful consideration of all relevant factors, the Company’s board of directors recommends that you vote or give instructions to vote (i) “FOR” the Extension Proposal; (ii) “FOR” the Trust Amendment Proposal and (iii) “FOR” the Adjournment Proposal. Notwithstanding the order of the resolutions on the notice to the General Meeting, the Adjournment Proposal may be presented first to the shareholders if, based on the tabulated vote collected at the time of the General Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and the Trust Amendment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Proposal, the Trust Amendment Proposal, the Adjournment Proposal and the General Meeting. Whether or not you plan to virtually attend the General Meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the meeting.

By Order of the Board of Directors,

Charles Cassel
Chief Executive Officer and Chairman
[ ], 2023

Your vote is important. Please sign, date and return your proxy card as soon as possible but in any event so as to be received by Advantage Proxy prior to the commencement of the General Meeting to make sure that your shares are represented at the General Meeting. If you are a shareholder of record, you may also cast your vote in person (including virtually) at the General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person (including virtually) at the General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have no effect on the outcome of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the General Meeting to be held on [                ], 2023: This notice of meeting, the accompany proxy statement and proxy card are available at [                ].

CONSILIUM ACQUISITION CORP I LTD.

2400 E. Commercial Boulevard, Suite 900, Ft. Lauderdale, FL 33308

PROXY STATEMENT

CONSILIUM ACQUISITION CORP I LTD., (the “Company,” “Consilium,” “we,” “us” or “our”), a Cayman Islands exempted company, is providing this proxy statement in connection with the solicitation by the Company’s board of directors (the “Board”) of proxies to be voted at the General Meeting to be held 10:00 a.m. ET on May __, 2023. The physical place of the meeting will be held at 2400 E. Commercial Boulevard, Suite 900, Ft. Lauderdale, FL 33308.

The purpose of the Extension Proposal is to allow the Company more time to complete its proposed business combination (the “Proposed Business Combination”). While the Company has not yet signed a definitive business combination agreement it has entered into a non-binding letter of intent with a business combination target that is an AI driven digital transformation company operating primarily from the APAC region and providing enterprise solutions to developed market companies. The target is a profitable company on an adjusted EBITDA basis and is projecting revenues in excess of $30 million for 2024.

The Company will be holding the General Meeting via teleconference using the following dial-in information:

US Toll Free Meeting ID

The General Meeting will be held for the sole purpose of considering and voting upon:

•

The Extension Proposal — to consider and vote upon a proposal by a special resolution in the form set forth in Annex A of the accompanying proxy statement to amend (the “Extension Proposal”) the Company’s amended and restated memorandum and articles of association adopted by special resolution dated January 5, 2022 (together, the “Existing Charter”) to extend from July 18, 2023 (the “Original Termination Date’) for a series of nine (9) one (1) month periods up to April 18, 2024 (the “Extended Date”), the date by which, if the Company has not consummated an initial business combination, the Company must: (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the ordinary shares of a par value of US$0.0001 each (the “Ordinary Shares”) issued in the Company’s initial public offering (the “Public Shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay incomes taxes, if any, (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, liquidate and dissolve, subject in the case of paragraph (b) and (c), to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases, subject to the other requirements of applicable law;

•

The Trust Amendment Proposal — A proposal to approve by special resolution, an amendment to the Company’s investment management trust agreement, dated as of January 12, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Combination Period by nine (9) additional one (1) month periods until, April 18, 2024 (as amended, the “Trust Amendment”); and

•	The Adjournment Proposal— as an ordinary resolution, to consider and vote to approve the adjournment of the General Meeting by the chairman thereof to a later date, if necessary, to permit further solicitation and vote of additional proxies for the purpose of approving the Extension Proposal and the Trust Amendment Proposal, to amend the Extension Proposal or Trust Amendment Proposal, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders prior to the General Meeting; provided that the General Meeting is reconvened as promptly as practical thereafter. The Adjournment Proposal will only be presented at the General Meeting if based on the tabulated votes collected at the time of the General Meeting, there are not sufficient votes to approve the Extension Proposal and the Trust Amendment Proposal.

Our board of directors currently believes that there will not be sufficient time before the Original Termination Date to enter into a business combination agreement and hold an extraordinary general meeting at which to conduct a vote for shareholder approval of the Proposed Business Combination. Accordingly, our board of directors has determined it is in the best interests of the Company to extend the termination date from the Original Termination Date to the Extended Date.

If the Extension Proposal is not approved at the General Meeting or any adjournment or postponement thereof and we do not consummate a business combination by the Original Termination Date, assuming that the time to complete a business combination is not extended as provided in the Existing Charter, up to two (2) times for an additional three (3) month periods each, from July 18, 2023 up to January 18, 2024, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than five business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay incomes taxes, if any, (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, liquidate and dissolve, subject in the case of paragraph (b) and (c), to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases, subject to the other requirements of applicable law.

The Board has fixed the close of business on April 21, 2023 as the record date for determining the Company’s shareholders entitled to receive notice of and to vote at the General Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 18,975,000 units of the Registrant’s Class A ordinary shares and 4,743,750 of the Registrant’s Class B ordinary shares, par value $0.0001 per share, issued and outstanding. The Company’s rights and warrants do not have voting rights. Only holders of record of the Company’s Ordinary Shares on the Record Date are entitled to have their votes counted at the General Meeting or any adjournment thereof.

We know that many of our shareholders will be unable to attend the General Meeting. We are soliciting proxies so that each shareholder has an opportunity to vote on all matters that are scheduled to come before the shareholders at the General Meeting. Whether or not you plan to attend, please take the time now to read the proxy statement and vote by submitting by mail a paper copy of your proxy or vote instructions, so that your shares are represented at the General Meeting. You may also revoke your proxy or vote instructions and change your vote at any time prior to the General Meeting. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

This proxy statement contains important information about the General Meeting, the Extension Proposal, the Trust Amendment Proposal and the Adjournment Proposal. Please read it carefully and vote your shares.

This proxy statement is dated [                ], 2023 and, together with the proxy card, is first being mailed to shareholders on or about [                ], 2023.

QUESTIONS AND ANSWERS ABOUT THE GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.

Q.	What is being voted on?

A.

You are being asked to consider and vote upon (x) a proposal by a special resolution in the form set forth in Annex A of the accompanying proxy statement to amend (the “Extension Proposal”) the Company’s amended and restated memorandum and articles of association adopted by special resolution dated January 5, 2022 (together, the “Existing Charter”) to: extend from July 18, 2023 (the “Original Termination Date’) for a series of nine (9) one (1) month periods up to April 18, 2024 (the “Extended Date”), the date by which, if the Company has not consummated an initial business combination, the Company must: (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the ordinary shares of a par value of US$0.0001 each issued in the Company’s initial public offering (the “Public Shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any, (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, liquidate and dissolve, in the case of paragraph (b) and (c), subject to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of applicable law and in all cases, subject to the other requirements of applicable law; (y) a proposal to amend the Company’s investment management trust agreement, dated as of January 12, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Combination Period by nine (9) additional one (1) month periods until, April 18, 2024 (as amended, the “Trust Amendment”), and (z) a proposal by an ordinary resolution to adjourn the General Meeting if necessary.

Q.	Why is the Company proposing the Extension Proposal?

A.

The Company is a blank check company incorporated in the Cayman Islands as an exempted company. We were incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination. On January 18, 2022, the Company consummated an initial public offering (“IPO”) of 18,975,000 units at a price of $10.00 per public unit, including the full exercise of the underwriter’s overallotment option, generating gross proceeds of $189,750,000. Substantially concurrently with the closing of the IPO, the Company consummated a private placement of 7,942,500 warrants, at a price of $1.00 per private placement warrant to the Sponsor (the “Private Warrants”), generating gross proceeds of $7,942,500. Upon the closing of the IPO and the underwriters’ exercise of the over-allotment option, and associated private placement, 191,647,500 ($10.10 per unit) of cash was placed in the Trust Account with Continental Stock Transfer & Trust Company acting as trustee established for the benefit of the persons holding Public Shares.

Our Existing Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before the Original Termination Date, assuming that the time to complete a business combination is not extended as provided in the Existing Charter. The Company’s Existing Charter provides that the Sponsor Company has the right to cause the Company to extend the period of time to consummate a business combination (the “Combination Period”) by three (3) months up to two times, allowing for up to an additional six months (for a total of

24 months from the date of closing of the IPO) to complete a business combination (i.e., January 18, 2024). The only way to extend the Combination Period from July 18, 2023 under the Existing Charter is for the Sponsor to deposit into the Trust Account $1,897,500 (i.e., $0.10 per issued and outstanding Public Share), for each three-month extension, on or prior to the date of the applicable deadline. If the Extension Proposal is approved, the Combination Period will be extended for each Extension Period for the lower of (a) $[            ] per Public Share that is then-outstanding or (b) $[            ] per Extension Period.

The purpose of the Extension Proposal is to allow the Company more time to complete its proposed business combination (the “Proposed Business Combination”). While the Company has not yet signed a definitive business combination agreement it has entered into a non-binding letter of intent with a business combination target that is an AI driven digital transformation company operating primarily from the APAC region and providing enterprise solutions to developed market companies. The target is a profitable company on an adjusted EBITDA basis and is projecting revenues in excess of $30 million for 2024.

Our board of directors currently believes that there will not be sufficient time before the Original Termination Date to enter into a business combination agreement and hold a general meeting at which to conduct a vote for shareholder approval of the Proposed Business Combination. Accordingly, our board of directors has determined it is in the best interests of the Company and our shareholders to extend the termination date from the Original Termination Date to the Extended Date.

If the Extension Proposal is not approved at the General Meeting or any adjournment or postponement thereof and we do not consummate a business combination by the Original Termination Date, assuming that the time to complete a business combination is not extended as provided in the Existing Charter, we will (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any, (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, liquidate and dissolve, in the case of paragraph (b) and (c), subject to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases, subject to the other requirements of applicable law.

YOU ARE NOT BEING ASKED TO VOTE ON THE BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL AND TRUST AMENDMENT PROPOSAL ARE APPROVED AND THE EXTENSION AMENDMENT IS FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON THE BUSINESS COMBINATION WHEN IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE EXTENDED DATE.

Q.	Why should I vote for the Extension Proposal and the Trust Amendment Proposal?

A.

The Board believes shareholders will benefit from the Company’s consummating the Proposed Business Combination and is proposing the Extension Proposal and Trust Amendment Proposal to extend the date by which the Company has to complete the Proposed Business Combination. Approval of the Extension Proposal and the Trust Amendment Proposal would give the Company additional time to complete the Proposed Business Combination or a potential alternative initial business combination and would allow you as a shareholder the benefit of voting for the Proposed Business Combination or a potential alternative initial business combination and remaining a shareholder in the post-business combination company, if you desire.

Accordingly, we believe that the Extension Proposal and the Trust Amendment proposal are consistent with the spirit in which the Company offered its securities to the public in the IPO.

You will have redemption rights in connection with the Extension Proposal.

Q.	May I redeem my Public Shares in connection with the vote on the Extension Proposal?

A.

Yes. Under our Existing Charter, if the Extension Proposal is approved each holder of a Public Share will be provided with the opportunity to redeem their Public Shares at a per-share price, payable in cash, equal to their pro rate portion of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay our income taxes, if any, (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue. Holders of Public Shares do not need to vote against the Extension Proposal or be a holder of record on the Record Date to exercise their redemption rights.

If the Extension Proposal is approved, with respect to holders’ right to redeem, the Company will remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to any Public Shares redeemed by holders in connection with the Extension Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete the Proposed Business Combination or a potential alternative initial business combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on the Proposed Business Combination or a potential alternative initial business combination.

Q.	Why is the Company proposing the Adjournment Proposal?

A.

To allow the Company more time to solicit additional proxies in favor of the Extension Proposal and Trust Amendment Proposal, in the event the Company does not receive the requisite shareholder vote to approve the Extension Proposal and Trust Amendment Proposal. Notwithstanding the order of the resolutions on the notice to the General Meeting, the Adjournment Proposal may be presented first to the shareholders if, based on the tabulated votes collected at the time of the General Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Extension Proposal and the Trust Amendment Proposal.

Q.	How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A.

All of the Company’s shareholders as of immediately prior to our IPO (collectively, the “Initial Shareholders”), including our directors and officers and the Sponsor, are expected to vote any Company ordinary shares of a par value of US$0.0001 each (the “Ordinary Shares”) over which they have voting control (including any Public Shares owned by them) in favor of the Extension Proposal, the Trust Amendment Proposal, and the Adjournment Proposal.

Our Initial Shareholders, including our Sponsor, our officers and directors and the representative in our initial public offering, are not entitled to redeem such shares in connection with the Extension Proposal. On the Record Date, they held 4,743,750 Ordinary Shares representing approximately 20% of the Company’s issued and outstanding Ordinary Shares.

The Company’s initial shareholders did not beneficially own any Public Shares in the aggregate as of the Record Date but may choose to purchase Public Shares in the open market and/or through negotiated private transactions after the date of this proxy statement. In the event that such purchases do occur, the initial shareholders may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and Trust Amendment Proposal and/or elected to redeem their shares. Any Public Shares so purchased will be voted in favor of the Extension Proposal and Trust Amendment Proposal.

Q.	What vote is required to adopt the proposals?

A.

Extension Proposal. The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being a resolution passed by the affirmative vote of a majority of not less than two-thirds of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote in person or by proxy at the General Meeting of the Company, of which notice specifying the intention to propose the resolution as a special resolution has been duly given.

Trust Amendment Proposal. The Trust Amendment Proposal must be approved by a special resolution as a matter of Cayman Islands law, being a resolution passed by the affirmative vote of not less than two-thirds of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote in person or by proxy at the General Meeting of the Company of which notice specifying the intention to propose the resolution as a special resolution has been duly given.

Adjournment Proposal. The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the General Meeting of the Company.

Q.	What if I do not want to approve the Extension Proposal, the Trust Amendment Proposal. or the Adjournment Proposal?

A.	If you do not want to approve the Extension Proposal, the Trust Amendment Proposal, or the Adjournment Proposal, you may abstain, not vote, or vote against each proposal.

Q.	Will you seek any further extensions to liquidate the Trust Account?

A.

Other than the extensions until the Extended Date, as of the date of this proxy statement, we do not anticipate seeking any further extension to consummate a business combination, although we may determine to do so in the future, if necessary.

Q.	What happens if the Extension Proposal and Trust Amendment Proposal are not approved?

A.

If based on the tabulated vote there are insufficient votes to approve the Extension Proposal and the Trust Amendment Proposal, the Company may put the Adjournment Proposal to a vote as the first resolution in order to seek additional time to obtain sufficient votes in support of the Extension Proposal and the Trust Amendment Proposal. If the Extension Proposal and the Trust Amendment are not approved at the General Meeting, we expect to take all necessary actions and hold additional general meetings until July 18, 2023, to obtain the approval of the Extension Proposal and the Trust Amendment Proposal. If the Extension Proposal and the Trust Amendment Proposal are not approved by July 18, 2023 and we are unable to consummate the Proposed Business Combination prior to or on July 18, 2023, assuming that the time to complete a business combination is not extended by the Sponsor to January 18, 2024, as provided in and in accordance with the Existing Charter, the Company shall (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Shareholders’ rights as Shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Shareholders and the Directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. At such time, the Private Warrants will expire and the Sponsor will receive nothing upon a liquidation with respect to such Private Warrants, and the Private Warrants will be worthless.

The amount in the Trust Account (less approximately $[        ] representing the aggregate nominal par value of the shares issued in the IPO) under the Companies Act will be treated as a share premium which is distributable under the Companies Act, provided that immediately following the date on which the proposed distribution is proposed to be made, we are able to pay our debts as they fall due in the ordinary course of business. If we are forced to liquidate the Trust Account, we anticipate that we would distribute to holders of the Public Shares issued in the IPO (the “Public Shareholders”) the amount in the Trust Account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our Public Shareholders with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our shareholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the Trust Account or that a court would conclude that such agreements are legally enforceable.

The Initial Shareholders have agreed to waive their rights to participate in any liquidation of our Trust Account or other assets with respect to the 4,743,750 Ordinary Shares held or controlled by our Initial Shareholders prior to the IPO (the “insider shares”) and to vote their insider shares in favor of any dissolution and plan of distribution which we submit to a vote of shareholders. There will be no distribution from the Trust Account with respect to the insider shares.

Q.	If the Extension Proposal is approved, what happens next?

A.

If the Extension Proposal is approved, the Company will continue to attempt to consummate the Proposed Business Combination until the Extended Date, or the Proposed Business Combination, or the earlier date on which the Board otherwise determines in its sole discretion that it will not be able to consummate the Proposed Business Combination by the Extended Date, or the Proposed Business Combination, and does not wish to seek an additional extension.

If the Extension Proposal is approved, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the amount remaining in the Trust Account and increase the percentage interest of Company shares held by the Company’s officers, directors and their affiliates.

Q.	Would I still be able to exercise my redemption rights in the future if I vote against any subsequently proposed business combination?

A.

Unless you elect to redeem your shares in connection with this shareholder vote to approve the Extension Proposal, you will be able to vote on any subsequently proposed business combination when it is submitted to Shareholders. If you disagree with the Proposed Business Combination, you will retain your right to vote against it and/or redeem your Public Shares upon consummation of the Proposed Business Combination in connection with the shareholder vote to approve such business combination, subject to any limitations set forth in the Existing Charter.

Q.	How do I change my vote?

A.

If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, Inc., the Company’s proxy solicitor, at PO Box 10904, Yakima, WA 98909, Toll-Free: 877-870-8565 or Collect: 206-870-8565, Email: KSmith@advantageproxy.com, prior to the commencement of the General Meeting.

Q.	How are votes counted?

A.

The Company’s proxy solicitor, Advantage Proxy, Inc., will be appointed as inspector of election for the meeting. Votes will be counted by the inspector of election, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes.

Extension Proposal. The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being a resolution passed by the affirmative vote of a majority of not less than two-thirds of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the General Meeting of the Company, of which notice specifying the intention to propose the resolution as a special resolution has been duly given.

Trust Amendment Proposal. The Trust Amendment Proposal must be approved by a special resolution as a matter of Cayman Islands law, being a resolution passed by the affirmative vote of a majority of not less than two-thirds of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the General Meeting of the Company, of which notice specifying the intention to propose the resolution as a special resolution has been duly given.

Adjournment Proposal. The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by the affirmative vote of a simple majority of the votes cast by the holders of the then issued and outstanding Ordinary Shares and Public Shares, voting together as one class by such shareholders as, being entitled to do so, vote, in person or by proxy, at a the General Meeting of the Company.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

Q.	If my shares are held in “street name” by my bank, brokerage firm or nominee, will they automatically vote my shares for me?

A.

No. If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which your broker does not have discretionary authority to vote. If a proposal is determined to be discretionary, your broker, bank or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your broker, bank or other holder of record is not permitted to vote on the proposal without receiving voting instructions from you. The Company believes that the Extension Proposal, Trust Amendment Proposal, and the Adjournment Proposal will be considered non-discretionary and therefore your broker, bank or other holder of record holding your shares for you cannot vote your shares without your instruction on any of the proposals presented. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non-discretionary Proposal because the holder of record has not received voting instructions from the beneficial owner.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Proposals. As a result, if you abstain from voting on any of the Proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of the Existing Charter), but the abstention will have no effect on the outcome of such proposal.

Q.	What will happen if I abstain from voting or fail to vote at the General Meeting?

A.

At the General Meeting, Consilium will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. Abstentions will have no effect on the outcome of the vote on any of the proposals.

If a shareholder who holds share in “street name” does not give the broker voting instructions, the broker is not permitted under applicable self-regulatory organization rules to vote the shares on “non-routine” proposals, such as the Extension Proposal. These “broker non-votes” will also count as present for purposes of determining whether a quorum is present and will have no effect on the outcome of the vote on any of the Proposals.

Q.	What will happen if I sign and return my proxy card without indicating how I wish to vote?

A.	Signed and dated proxies received by Consilium without an indication of how the shareholder intends to vote on a proposal will be voted as recommended by the Board.

Q.	If I am not going to attend the General Meeting, should I return my proxy card instead?

A.

Yes. Whether you plan to attend the General Meeting virtually or not, please read the proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q.	May I change my vote after I have mailed my signed proxy card?

A.

Yes. You may change your vote at any time before your proxy is voted at the General Meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by voting again via the Internet, or by submitting a written revocation stating that you would like to revoke your proxy that our proxy solicitor receives prior to the commencement of the General Meeting. If you hold your Public Shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

Advantage Proxy, Inc.

PO Box 10904, Yakima, WA 98909

Toll-Free 877-870-8565, or collect at 206-870-8565

Email: KSmith@advantageproxy.com

Unless revoked, a proxy will be voted at the General Meeting in accordance with the shareholder’s indicated instructions. In the absence of instructions, proxies which have been signed and returned will be voted FOR each of the Proposals.

Q.	What should I do if I receive more than one set of voting materials?

A.

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.	What is a quorum requirement?

A

A quorum of Shareholders is necessary to hold a valid meeting. One or more shareholders holding at least one-third of the paid-up voting share capital of the Company present in person or by proxy and entitled to vote at the meeting shall constitute a quorum. In the absence of a quorum, the General Meeting will stand adjourned to the same day/time/place in the following week. As of the Record Date for the General Meeting, Ordinary and/or Public Shares, in the aggregate, would be required to achieve a quorum.

Q.	Who can vote at the General Meeting?

A.

Only holders of record of the Company’s Ordinary Shares and Public Shares at the close of business on April 21, 2023 are entitled to have their vote counted at the General Meeting and any adjournments or postponements thereof. For the purposes of this Proxy Statement “holders of record” means the persons entered in the register of members of the Company as the holders of the relevant shares. On the Record Date, there were 18,975,000 units of the Registrant’s Class A ordinary shares and 4,743,750 of the Registrant’s Class B ordinary shares, par value $0.0001 per share, issued and outstanding. The Company’s rights and warrants do not have voting rights. Only holders of record of the Company’s Ordinary Shares and Public Shares on the Record Date are entitled to have their votes counted at the General Meeting or any adjournment thereof.

Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person (including virtually) at the General Meeting or vote by proxy. Whether or not you plan to attend the General Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.	Does the Board recommend voting for the Extension Proposal, the Trust Amendment Proposal, and the Adjournment Proposal?

A.	Yes. The Board recommends that the Company’s Shareholders vote “FOR” the Extension Proposal , “FOR” the Trust Amendment Proposal and “FOR” the Adjournment Proposal.

Q.	What interests do the Company’s directors and officers have in the approval of the Extension Proposal and the Trust Amendment Proposal?

A.

The Company’s directors, officers and their affiliates have interests in the Extension Proposal and Trust Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, but are not limited to, beneficial ownership of insider shares and private warrants that will become worthless if the Extension Proposal and Trust Amendment Proposal are not approved. See the section entitled “Interests of the Company’s Directors and Officers.”

Q.	What if I object to the Extension Proposal or Trust Amendment Proposal? Do I have appraisal rights?

A.	Company Shareholders do not have appraisal rights in connection with the Extension Proposal or Trust Amendment Proposal.

Q.	What do I need to do now?

A.

You are urged to read carefully and consider the information contained in this proxy statement and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.	How do I redeem my Public Shares of the Company?

A.

In connection with the General Meeting and the vote on the Extension Proposal, each Public Shareholder may seek to redeem its Public Shares at a per-share price, payable in cash, equal to their pro rata portion of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay our income taxes, if any (less up to US$100,000 of interest to pay dissolution expenses) divided by the number of Public Shares then in issue. Holders of Public Shares do not need to vote on the Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.

To demand redemption, if you hold physical certificates for Public Shares, you must physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, NY 10004, Attn: Mark Zimkind, E-mail: spacredemptions@continentalstock.com, no later than two business days prior to the General Meeting (or [                ], 2023). If you hold your Public Shares in “street name” through a bank, broker or other nominee, you must deliver your shares to Continental Stock Transfer & Trust Company electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System two business days prior to the General Meeting to demand redemption. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment.

Q.	Who will solicit and pay the cost of soliciting proxies?

A.

Consilium will pay the cost of soliciting proxies for the General Meeting. Consilium has engaged Advantage Proxy, Inc., to assist in the solicitation of proxies for the General Meeting. Consilium has agreed to pay Advantage Proxy a fee of $8,500, plus disbursements. Consilium will reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy, Inc. and its affiliates against certain claims, liabilities, losses, damages and expenses. Consilium will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. Consilium’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q.	Who can help answer my questions?

A.	If you have questions about the Proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact Consilium’s proxy solicitor at:

Advantage Proxy, Inc.

PO Box 10904, Yakima, WA 98909

Toll-Free 877-870-8565 or collect at 206-870-8565

Email: KSmith@advantageproxy.com

You may also obtain additional information about Consilium from documents filed with the Securities and Exchange Commission (“SEC”) by following the instructions in the section titled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the Trust Account, unanticipated delays in the distribution of the funds from the Trust Account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the Trust Account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement and to consider the risks, uncertainties and events discussed in this proxy statement, in addition to the risk factors set forth in our other filings with the SEC. The documents we file with the SEC, including those referred to above, also discuss some of the risks that could cause actual results to differ from those contained or implied in the forward-looking statements. See “Where You Can Find More Information” for additional information about our filings.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

The Company is a blank check company incorporated in the Cayman Islands as an exempted company. We were incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination.

On January 18, 2022, the Company consummated the IPO of 18,975,000 units at a price of $10.00 per public unit, including the full exercise of the underwriter’s overallotment option, generating gross proceeds of $189,750,000. Substantially concurrently with the closing of the IPO, the Company consummated a private placement of 7,942,500 warrants, at a price of $1.00 per private placement warrant to the Sponsor (the “Private Warrants”), generating gross proceeds of $7,942,500.

Upon the closing of the IPO and the underwriters’ exercise of the over-allotment option, and associated private placement, 191,647,500 ($10.10 per unit) of cash was placed in the Trust Account with Continental Stock Transfer & Trust Company acting as trustee established for the benefit of the persons holding Public Shares. None of the funds held in trust will be released from the Trust Account, other than interest income to pay any tax obligations, until the earlier of (i) the consummation of Consilium’s initial business combination and (ii) our failure to consummate a business combination by July 18, 2023, unless otherwise extended.

Our Existing Charter provides for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before July 18, 2023, assuming that the time to complete a business combination is not extended as described in the Existing Charter.

While the Company has not yet signed a definitive business combination agreement it has entered into a non-binding letter of intent with a business combination target that is an AI driven digital transformation company operating primarily from the APAC region and providing enterprise solutions to developed market companies. The target is a profitable company on an adjusted EBITDA basis and is projecting revenues in excess of $30 million for 2024. Our board of directors currently believes that there will not be sufficient time before the Original Termination Date enter into a business combination agreement and hold a general meeting at which to conduct a vote for shareholder approval of the Proposed Business Combination. Accordingly, our board of directors has determined it is in the best interests of the Company to extend the termination date from the Original Termination Date to the Extended Date.

The mailing address of our principal executive office is 2400 E. Commercial Boulevard, Suite 900, Ft. Lauderdale, FL 33308. Our telephone number is (917) 327-9933.

PROPOSAL 1

THE EXTENSION PROPOSAL

The Extension Proposal

The Company is proposing to amend its Existing Charter (such amendment, the “Extension Amendment”) to: extend from July 18, 2023 (the “Original Termination Date’) up to April 18, 2024 (the “Extended Date”), the date by which, if the Company has not consummated an initial business combination, the Company must: (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the ordinary shares of a par value of US$0.0001 each (the “Ordinary Shares”) issued in the Company’s initial public offering (the “Public Shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay incomes taxes, if any, (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, liquidate and dissolve, subject in the case of paragraph (b) and (c), to the Company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases, subject to the other requirements of applicable law. The Extension Proposal is essential to the overall implementation of the Board’s plan to allow the Company more time to complete the Proposed Business Combination. Approval of the Extension Proposal is a condition to the filing of the Extension Amendment. A copy of the Extension Amendment to the Existing Charter of the Company is attached to this proxy statement as Annex A.

The Company’s Existing Charter provides that the sponsor, Consilium Acquisition Sponsor I, LLC, (the “Sponsor”), has the right to cause the Company to extend the period of time to consummate a business combination (the “Combination Period”) two (2) times for an additional three (3) months, from July 18, 2023 (i.e., 18 months from the consummation of the IPO) up to January 18, 2024 (i.e., 24 months from the consummation of the IPO). The only way to extend the Combination Period from July 18, 2023 is for the Sponsor to deposit into the Trust Account $1,897,500 (i.e., $0.10 per issued and outstanding Public Share, for each three-month extension, on or prior to the date of the applicable deadline.

After consultation with the Sponsor the Sponsor has indicated that, if the extension proposal is approved, the Sponsor will instead contribute the lower of (a) $[            ] per Public Share that is then-outstanding or (b) $[            ] as a loan (each loan being referred to herein as a “Contribution”) for each one month extension commencing on the Original Termination Date and continuing on the 18th day of each subsequent month, (each such one-month extension, an “Extension Period”), until the earlier of (x) the date of the extraordinary general meeting held in connection with a shareholder vote to approve an initial business combination; (y) the Extended Date and (z) the date that the board determines in its sole discretion to no longer seek an initial business combination.

Each Contribution will be deposited in the Trust Account within three business days of the beginning of the Extension Period which such Contribution relates to. The Sponsor will not make any Contribution unless the Extension Proposal is approved. The Contributions will be repayable by the Company to the Sponsor upon consummation of an initial business combination. The Company’s board of directors will have the sole discretion to extend the timeline to consummate an initial business combination for an additional Extension Period, up to a maximum of nine Extended Periods. If the board of directors determines not to extend the timeline to consummate an initial business combination by an additional Extension Period within the nine month extension permitted, the additional Contributions will terminate. If the board of directors determines not to extend the timeline to consummate an initial business combination by an additional Extension Period, the Company will cease all operations except for the purpose of winding up and as promptly as reasonably possible, but not more than ten business days after the Original Termination Date, redeem 100% of the outstanding Public Shares in accordance with the procedures set forth in the Existing Charter.

The Contribution will not bear any interest and will be repayable by the Company to Sponsor, or its affiliates or designees, upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. If the Company’s board of directors determines that the Company will not be able to consummate an initial business combination by the Extended Date, the Company will cease all operations except for the purpose of winding up and as promptly as reasonably possible, but not more than ten business days after the Original Termination Date, redeem 100% of the issued and outstanding Public Shares in accordance with the procedures set forth in the Existing Charter in the event the Extension Proposal and Trust Amendment Proposal are not approved.

All holders of the Company’s Public Shares, whether they vote for or against the Extension Proposal or do not vote at all, will be permitted to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to their pro rata portion of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay our income taxes, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, provided that the Extension Proposal is approved. Holders of Public Shares do not need to be a holder of record on the Record Date in order to exercise redemption rights. If approved, we will not file the Extension Proposal if we do not have net tangible assets of at least $5,000,001 following approval of the Extension Proposal, after taking into account the amount of redemptions, if any.

The per-share price equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay our income taxes, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue was approximately $[        ] per Public Share. The closing price of the Company’s Public Shares on the Record Date was $[        ]. The Company cannot assure Shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such Shareholders wish to sell their shares.

Reasons for the Extension Proposal

The purpose of the Extension Proposal is to allow the Company more time to consummate the Proposed Business Combination. The Company’s IPO prospectus and the Existing Charter provide that the Company has until the Original Termination Date to complete a business combination. While the Company has not yet signed a definitive business combination agreement it has entered into a non-binding letter of intent with a business combination target that is an AI driven digital transformation company operating primarily from the APAC region and providing enterprise solutions to developed market companies. The target is a profitable company on an adjusted EBITDA basis and is projecting revenues in excess of $30 million for 2024. Our board of directors currently believes that there will not be sufficient time before the Original Termination Date enter into a business combination agreement and hold a general meeting at which to conduct a vote for shareholder approval of the Proposed Business Combination. Accordingly, our board of directors has determined it is in the best interests of the Company and our shareholders to extend the termination date from the Original Termination Date to the Extended Date.

If the Extension Proposal Is Not Approved

If based on the tabulated vote there are insufficient votes to approve the Extension Proposal and the Trust Amendment Proposal, the Company may put the Adjournment Proposal to a vote as the first resolution in order to seek additional time to obtain sufficient votes in support of the Extension Proposal and the Trust Amendment Proposal. If the Extension Proposal and the Trust Amendment are not approved at the General Meeting, we expect to take all necessary actions and hold additional general meetings until July 18, 2023, to obtain the approval of the Extension Proposal and the Trust Amendment Proposal. If the Extension Proposal and the Trust Amendment Proposal are not approved by July 18, 2023 and we are unable to consummate the Proposed

Business Combination prior to or on July 18, 2023, assuming that the time to complete a business combination is not extended by the Sponsor to January 18, 2024, as provided in and in accordance with the Existing Charter, the Company shall (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Shareholders’ rights as Shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Shareholders and the Directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. At such time, the Private Warrants will expire and the Sponsor will receive nothing upon a liquidation with respect to such Private Warrants, and the Private Warrants will be worthless.

The amount in the Trust Account (less approximately $[        ] representing the aggregate nominal par value of the shares issued in the IPO) under the Companies Act will be treated as a share premium which is distributable under the Companies Act, provided that immediately following the date on which the proposed distribution is proposed to be made, we are able to pay our debts as they fall due in the ordinary course of business. If we are forced to liquidate the Trust Account, we anticipate that we would distribute to holders of the Public Shares issued in the IPO (the “Public Shareholders”) the amount in the Trust Account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our Public Shareholders with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our shareholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the Trust Account or that a court would conclude that such agreements are legally enforceable.

Our Initial Shareholders, including our Sponsor, our officers and directors and the representative in our initial public offering, have agreed to waive their rights to participate in any liquidation of our Trust Account or other assets with respect to the insider shares and to vote their insider shares in favor of any dissolution and plan of distribution which we submit to a vote of shareholders. There will be no distribution from the Trust Account with respect to our private warrants, which will expire worthless.

If the Extension Proposal is Approved

If the Extension Proposal is approved, the Company will file an amendment (the “Extension Amendment”) to the Existing Charter with the Registrar of Companies of the Cayman Islands in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will continue to attempt to consummate the Proposed Business Combination until the Extended Date, or until the Board determines in its sole discretion that it will not be able to consummate the Proposed Business Combination or a potential alternative business combination and does not wish to seek an additional extension. The Company will remain a reporting company under the Securities Exchange Act of 1934 and its Public Shares will remain publicly traded during the extension period.

YOU ARE NOT BEING ASKED TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT IS FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON ANY PROPOSED BUSINESS COMBINATION WHEN AND IF IT IS SUBMITTED TO SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED.

Redemption Rights

If the Extension Proposal is approved, and the Extension Amendment is filed, each Public Shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes we anticipate will be owed, but have not yet been paid, calculated as of two business days prior to the meeting. Holders of Public Shares do not need to vote on the Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.

If the Extension Proposal is approved, the Company will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to any Public Shares redeemed by holders in connection with the Extension Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date, if the Extension Proposal is approved and the Extension Amendment is filed.

If the Extension Proposal is approved, and the Extension Amendment is filed, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the Trust Account if the Extension Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $[                ] that was in the Trust Account as of the Record Date. However, we will not proceed if we do not have net tangible assets of at least $5,000,001 following approval of the Extension Proposal (after taking into account the redemption of Public Shares).

TO DEMAND REDEMPTION, IF YOU HOLD PHYSICAL CERTIFICATES FOR ORDINARY SHARES, YOU MUST PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, ONE STATE STREET PLAZA, 30TH FLOOR, NEW YORK, NY 10004, ATTN: MARK ZIMKIND, E-MAIL: SPACREDEMPTIONS@CONTINENTALSTOCK.COM, NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE GENERAL MEETING. IF YOU HOLD YOUR ORDINARY SHARES IN “STREET NAME” THROUGH A BANK, BROKER OR OTHER NOMINEE, YOU MUST DELIVER YOUR SHARES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/ WITHDRAWAL AT CUSTODIAN) SYSTEM TWO BUSINESS DAYS PRIOR TO THE GENERAL MEETING TO DEMAND REDEMPTION.

The requirement for physical or electronic delivery prior to the vote at the General Meeting ensures that a redeeming holder’s election is irrevocable once the Extension Proposal is approved. In furtherance of such irrevocable election, Shareholders making the election will not be able to tender their shares after the vote at the General Meeting.

The electronic delivery process through the DWAC system can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system.

The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent.

The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such Shareholders will have less time to make their investment decision than those Shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Proposal will not be redeemed into a pro rata portion of the funds held in the Trust Account. In the event that a Public Shareholder tenders its shares and decides prior to the vote at the General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above prior to the vote at the General Meeting. In the event that a Public Shareholder tenders shares, and the Extension Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the Existing Charter promptly following the meeting, as described elsewhere herein. The Company anticipates that a Public Shareholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the filing of the Extension Proposal. The transfer agent will hold the certificates of Public Shareholders that make the election until such shares are redeemed for cash or redeemed in connection with our winding up.

The per-share pro rata portion of the Trust Account on the Record Date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the General Meeting) was approximately $[                ] per Public Share. The closing price of the Ordinary Shares on the Record Date was $[                ]. The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering your share certificate(s) to the Company’s transfer agent prior to the vote for the Extension Proposal. If the Extension Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the Existing Charter promptly following the meeting as described elsewhere herein.

Required Vote

The Extension Proposal must be approved by a special resolution as a matter of Cayman Islands law, being a resolution passed by the affirmative vote of a majority of not less than two-thirds of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the General Meeting of the Company, of which notice specifying the intention to propose the resolution as a special resolution has been duly given. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Extension Proposal. As a result, if you abstain from voting on the Extension Proposal, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

Consilium’s sponsor, Consilium Acquisition Sponsor I, LLC, a Cayman Islands limited liability company, is controlled by US persons and Consilium’s Chairman, Chief Executive Officer and Chief Financial Officer are also US persons. Consilium has one independent director that resides outside the United States, however, we do not anticipate that he will be affiliated with the company upon completion of a business combination. For these reasons, we believe that Consilium should not be considered a “foreign person” under the regulations administered by CFIUS and should not be considered as such in the future. However, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If Consilium’s potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, Consilium may determine that it is required to make a mandatory filing or that it will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay Consilium’s initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order Consilium to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent Consilium from pursuing certain initial business combination opportunities that it believes would otherwise be beneficial to Consilium and its shareholders. As a result, the pool of potential targets with which Consilium could complete an initial business combination may be limited and it may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and Consilium has limited time to complete its initial business combination. If Consilium cannot complete its initial business combination by July 18, 2023 (a later date if Consilium extends the timeline to complete its initial business combination) because the review process drags on beyond such timeframe or because Consilium’s initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, Consilium may be required to liquidate. If Consilium liquidates, based on the Trust Account balance as of [                ], 2023 Consilium’s public shareholders may only receive approximately $10.[                ] per Ordinary Share, and the warrants and rights will expire worthless. This will also cause shareholders to lose the investment opportunity in a target company and the chance of realizing future gains on their investment through any price appreciation in the combined company.

Risks Related to Being Deemed an Investment Company

If we were deemed to be an investment company for purposes of the Investment Company Act of 1940, as amended (the “Investment Company Act”), we may be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate the Company.

There is currently uncertainty concerning the applicability of the Investment Company Act to a special purpose acquisition company (“SPAC”) and we may in the future be subject to a claim that we have been operating as an unregistered investment company. If we are deemed to be an investment company for purposes of the Investment Company Act, we might be forced to abandon our efforts to complete an initial business combination and instead be required to liquidate. If we are required to liquidate, our investors would not be able to realize the benefits of owning stock in a successor operating business, including the potential appreciation in the value of our stock and warrants following such a transaction, and our warrants would expire worthless.

The longer that the funds in the trust account are held in short-term U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate.

Full Text of the Resolution.

Please see Annex A.

THE BOARD RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL.

PROPOSAL 2-

THE TRUST AMENDMENT

The Trust Amendment

The proposed Trust Amendment would amend our existing Investment Management Trust Agreement (as amended, the “Trust Agreement”), dated as of January 12, 2022, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Combination Period by nine (9) additional one (1) month periods until, April 18, 2024 by depositing into the trust account (the “Trust Account”) $             for each one-month extension (each, an “Extension Payment”). A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment

The purpose of the Trust Amendment Proposal is to allow the Company more time to complete the Proposed Business Combination. The Company’s IPO prospectus and the Existing Charter provide that the Company has until the Original Termination Date to complete a business combination. While the Company has not yet signed a definitive business combination agreement it has entered into a non-binding letter of intent with a business combination target that is an AI driven digital transformation company operating primarily from the APAC region and providing enterprise solutions to developed market companies. The target is a profitable company on an adjusted EBITDA basis and is projecting revenues in excess of $30 million for 2024. Our board of directors currently believes that there will not be sufficient time before the Original Termination Date enter into a business combination agreement and hold a general meeting at which to conduct a vote for shareholder approval of the Proposed Business Combination. Accordingly, our board of directors has determined it is in the best interests of the Company and our shareholders to extend the termination date from the Original Termination Date to the Extended Date.

If the Trust Amendment Is Not Approved

If based on the tabulated vote there are insufficient votes to approve the Extension Proposal and the Trust Amendment Proposal, the Company may put the Adjournment Proposal to a vote as the first resolution in order to seek additional time to obtain sufficient votes in support of the Extension Proposal and the Trust Amendment Proposal. If the Extension Proposal and the Trust Amendment are not approved at the General Meeting, we expect to take all necessary actions and hold additional general meetings until July 18, 2023, to obtain the approval of the Extension Proposal and the Trust Amendment Proposal. If the Extension Proposal and the Trust Amendment Proposal are not approved by July 18, 2023 and we are unable to consummate the Proposed Business Combination prior to or on July 18, 2023, assuming that the time to complete a business combination is not extended by the Sponsor to January 18, 2024, as provided in and in accordance with the Existing Charter, the Company shall (i) cease all operations except for the purpose of winding up and the redemption of 100% of the outstanding Public Shares in accordance with the procedures set forth in the Existing Charter; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Shareholders’ rights as Shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Shareholders and the Directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. it may trigger our winding up, liquidation and dissolution, unless we exercise our automatic extension feature pursuant to the terms of our Existing Charter. As a result, we will would undergo the voluntary liquidation procedure under the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”). A special resolution would be required from our shareholders to commence such a voluntary winding up, liquidation and dissolution under the terms of our Existing Charter. At such time, the Private Warrants will expire and the Sponsor will receive nothing upon a liquidation with respect to such Private Warrants, and the Private Warrants will be worthless.

The amount in the Trust Account (less approximately $[        ] representing the aggregate nominal par value of the shares issued in the IPO) under the Companies Act will be treated as a share premium which is distributable under the Companies Act, provided that immediately following the date on which the proposed distribution is proposed to be made, we are able to pay our debts as they fall due in the ordinary course of business. If we are forced to liquidate the Trust Account, we anticipate that we would distribute to holders of the Public Shares issued in the IPO (the “Public Shareholders”) the amount in the Trust Account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our Public Shareholders with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our shareholders could potentially be liable for any claims of creditors to the extent of distributions received by them as an unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the Trust Account or that a court would conclude that such agreements are legally enforceable.

Our Initial Shareholders, including our Sponsor, our officers and directors and the representative in our initial public offering, have agreed to waive their rights to participate in any liquidation of our Trust Account or other assets with respect to the insider shares and to vote their insider shares in favor of any dissolution and plan of distribution which we submit to a vote of shareholders. There will be no distribution from the Trust Account with respect to our private warrants, which will expire worthless.

If the Trust Amendment Is Approved

If the Charter Amendment and Trust Amendment are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable termination date or until the Company’s Board of Directors determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension.

Required Vote

The Trust Amendment Proposal must be approved by a special resolution as a matter of Cayman Islands law, being a resolution passed by the affirmative vote of a majority of not less than two-thirds of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the General Meeting of the Company, of which notice specifying the intention to propose the resolution as a special resolution has been duly given. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Trust Amendment Proposal. As a result, if you abstain from voting on the Trust Amendment Proposal, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

Our Board has fixed the close of business on April 21, 2023, as the date for determining the Company’s shareholders entitled to receive notice of and vote at the General Meeting and any adjournment thereof. Only holders of record of the Company’s Ordinary Shares and Public Shares on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

Full Text of the Resolution.

Please see Annex B.

THE BOARD RECOMMENDS A VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

PROPOSAL 3

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will approve the Chairman’s adjournment of the General Meeting to a later date to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our Shareholders in the event, based on the tabulated votes, there are not sufficient votes received at the time of the General Meeting to approve the Extension Proposal and Trust Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our Shareholders, the Chairman will not adjourn the General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes received at the time of the General Meeting to approve the Extension Proposal and Trust Amendment Proposal.

Required Vote

This Adjournment Proposal will be approved and adopted by ordinary resolution, being a resolution passed by the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the General Meeting of the Company. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Proposals. As a result, if you abstain from voting on the Adjournment Proposal, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution: “that the adjournment of the extraordinary general meeting to a time and place to be confirmed by the chairman of the extraordinary general meeting be adopted, ratified, approved and confirmed in all respects.”

THE BOARD RECOMMENDS A VOTE “FOR” ADOPTION OF THE ADJOURNMENT PROPOSAL

THE GENERAL MEETING

Date, Time and Place.    The physical place of the meeting will be held at 2400 E. Commercial Boulevard, Suite 900, Ft. Lauderdale, FL 33308. The General Meeting will be held at 10:00 a.m., ET on May     , 2023 via teleconference using the following dial-in information:

US Toll Free Meeting ID

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the General Meeting, if you owned Ordinary Shares or Public Shares at the close of business on [                ], 2023, the Record Date for the General Meeting. At the close of business on the Record Date, there were 18,975,000 units of the Registrant’s Class A ordinary shares and 4,743,750 of the Registrant’s Class B ordinary shares, par value $0.0001 per share, issued and outstanding, each of which entitles its holder to cast one vote on the proposal. The Company’s rights and warrants do not have voting rights.

Proxies; Board Solicitation.    Your proxy is being solicited by the Board on the proposals being presented to shareholders at the General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the General Meeting. Advantage Proxy, Inc. is assisting the Company in the proxy solicitation process for this General Meeting. The Company will pay that firm approximately $8,500 in fees, plus disbursements for such services.

Required Votes

The Extension Proposal and Trust Amendment Proposal must each be approved by a special resolution under Cayman Islands law, being a resolution passed by the affirmative vote of a majority of not less than two-thirds of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the General Meeting of the Company, of which notice specifying the intention to propose the resolution as a special resolution has been duly given. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Charter), but the abstention will have no effect on the outcome of such proposals.

The Sponsor and all of the Company’s directors, executive officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Extension Proposal and the Trust Amendment Proposal. On the Record Date, they held 4,743,750 Ordinary Shares representing approximately 20% of the Company’s issued and outstanding Ordinary Shares.

The Company’s Sponsor, directors and executive officers do not beneficially own any Public Shares in the aggregate as of the Record Date, but may choose to purchase Public Shares in the open market and/or through negotiated private transactions after the date of this proxy statement. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Proposal and Trust Amendment Proposal and/or elected to redeem their shares. Any Public Shares so purchased will be voted in favor of the Extension Proposal and Trust Amendment Proposal.

The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being a resolution passed the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares and the Public Shares entitled to vote in person or by proxy, at a general meeting of the Company.

Interests of the Company’s Directors and Officers

When you consider the recommendation of the Board, you should keep in mind that the Company’s executive officers and members of the Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•

If the Proposed Business Combination is not completed by July 18, 2023 (unless such date is extended as provided in the Existing Charter), Consilium will be required to liquidate and dissolve. In such event, 4,743,750 Ordinary Shares held by the Initial Shareholders which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless because the Initial Shareholders and the Sponsor have agreed to waive their rights to any liquidation distributions. Such shares had an aggregate market value of approximately $[                ] based on the closing price of the Public Shares of $[                ] on Nasdaq as of [                ], 2023.

•

If the Proposed Business Combination is not completed by July 18, 2023 (unless such date is extended as provided in the Existing Charter), 7,942,500 Private Warrants purchased by the Initial Shareholders for a total purchase price of $7,942,500, will be worthless. Such Private Warrants had an aggregate market value of approximately $[                ] based on the closing price of the Public Warrants of $[                ] on Nasdaq as of [                ], 2023.

•

If the Proposed Business Combination is not completed by July 18, 2023 (unless such date is extended as provided in the Existing Charter), the Sponsor will be liable under certain circumstances described herein to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Consilium for services rendered or contracted for or products sold to Consilium.

•

The Sponsor and Consilium’s officers and directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Consilium’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the proposed Business Combination is not completed by July 18, 2023 (unless such date is extended as provided in the Existing Charter), they will not have any claim against the Trust Account for reimbursement. Accordingly, Consilium may not be able to reimburse these expenses if the Proposed Business Combination or another business combination is not completed within the allotted time period. As of the record date, the Sponsor and Consilium’s officers and directors and their affiliates had incurred approximately $[                ] of unpaid reimbursable expenses.

•

The Merger Agreement entered into in connection with the Proposed Business Combination provides for the continued indemnification of Consilium’s current directors and officers and the continuation of directors and officers liability insurance covering Consilium’s current directors and officers.

•

Consilium’s officers and directors (or their affiliates) may make loans from time to time to Consilium to fund certain capital requirements. As of the date of this proxy statement, no such loans have been made, but loans may be made after the date of this proxy statement. If the Business Combination is not consummated, the loans will not be repaid and will be forgiven except to the extent there are funds available to Consilium outside of the Trust Account.

Additionally, if the Extension Proposal and Trust Amendment Proposal are approved and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Board Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL, “FOR” THE TRUST AMENDMENT PROPOSAL, AND “FOR” THE ADJOURNMENT PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of the Record Date with respect to our ordinary shares held by:

•	each person known by us to be the beneficial owner of more than 5% of our issued and outstanding ordinary shares;

•	each of our directors and officers; and

•	all our directors and officers as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private placement warrants as these are not exercisable within 60 days of the Record Date.

	Class A Ordinary Shares		Class B Ordinary Shares
Name and Address of Beneficial Owner(1)	Beneficially Owned	Approximate Percentage of Class	Beneficially Owned(2)	Approximate Percentage of Class
Consilium Acquisition Sponsor I LLC (our sponsor)(3)			4,593,750	96.8%
Charles Cassel(3)	—	—	4,593,750	96.8%
Jonathan Binder(3)	—	—	4,593,750	96.8%
Faisal Ghori	—	—	—	—
Irakli Gilauri	—	—	50,000	*
Peter Tropper	—	—	50,000	*
Salman Alam	—	—	50,000	*
All director and officers as a group (6 individuals)	—	—	4,743,750	100.0%
The Goldman Sachs Group, Inc.(4)	1,018,951	5.4%	—	—
Saba Capital Management, L.P.(5)	1,151,079	6.1%	—	—
Highbridge Capital Management, LLC(6)	1,323,641	7.0%	—	—
Shaolin Capital Management LLC(7)	1,186,228	6.3%	—	—

*	Less than one percent.
(1)

Unless otherwise noted, the business address of each of the following entities or individuals is c/o Consilium Acquisition Corp I, Ltd., 2400 E. Commercial Boulevard, Suite 900, Ft. Lauderdale, FL 33308.

(2)	Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such ordinary shares will convert into Class A ordinary shares on a one-for-one basis, subject to adjustment.
(3)

Consilium Acquisition Sponsor I LLC, our sponsor, is the record holder of the Class B ordinary shares reported herein. The manager of our sponsor is Consilium Investment Capital, Inc., which is owned and controlled by Charles Cassel and Jonathan Binder. By virtue of their shared control over the manager of our sponsor, Mr. Cassel and Mr. Binder may be deemed to beneficially own shares held by our sponsor.

(4)

Shares beneficially owned are based on Schedule 13G filed with the SEC on February 14, 2023, by The Goldman Sachs Group, Inc., a Delaware corporation (the “Goldman Group”) and Goldman Sachs & Co. LLC, a New York limited liability company (“Goldman LLC” and together with Goldman Group, “Goldman”) with respect to the Class A ordinary shares beneficially owned by it, which information has not been independently confirmed. As of the date thereof, Goldman may be deemed to be the beneficial owner of the 1,018,951 Class A ordinary shares. The address of the shareholder, as reported in the Schedule 13G is 200 West Street, New York, NY 10282.

(5)

Shares beneficially owned are based on Schedule 13G/A filed with the SEC on February 14, 2023, by Saba Capital Management, L.P., a Delaware limited partnership (“Saba Capital”), Saba Capital Management GP,

LLC, a Delaware limited liability company (“Saba GP”), and Mr. Boaz R. Weinstein, which information has not been independently confirmed. Each of Saba Capital, Saba GP and Mr. Weinstein has shared voting and dispositive power with respect to 1,050,000 Class A ordinary shares. The address of the shareholder, as reported in the Schedule 13G is 405 Lexington Avenue, 58th Floor, New York, New York 10174.
(6)

Shares beneficially owned are based on Schedule 13G filed with the SEC on February 2, 2023, by Highbridge Capital Management, LLC, a Delaware limited liability company (“Highbridge”), which information has not been independently confirmed. Highbridge has shared voting and dispositive power with respect to 1,323,641 Class A ordinary shares. The address of the shareholder, as reported in the Schedule 13G is 277 Park Avenue, 23rd Floor, New York, New York 10172.

(7)

Shares beneficially owned are based on Schedule 13G filed with the SEC on February 14, 2023, by Shaolin Capital Management LLC, a Delaware limited liability company (“Shaolin”), which information has not been independently confirmed. Shaolin has sole voting and dispositive power with respect to 1,186,228 Class A ordinary shares. The address of the shareholder, as reported in the Schedule 13G is 230 NW 24th Street, Suite 603, Miami, FL 33127.

Our initial shareholders beneficially own approximately 20.0% of the issued and outstanding ordinary shares and have the right to elect all of our directors prior to our initial business combination as a result of holding all of the founder shares. Holders of our public shares will not have the right to appoint any directors to our board of directors prior to our initial business combination. In addition, because of their ownership block, our initial shareholders may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our amended and restated memorandum and articles of association and approval of significant corporate transactions.

Subject to certain limited exceptions, our Initial Shareholders have agreed not to transfer, assign or sell their insider shares until six months after the date of the consummation of our initial business combination or earlier if, subsequent to our initial business combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their Ordinary Shares for cash, securities or other property.

During the lock-up period, the holders of these shares will not be able to sell or transfer their securities except: (a) to our directors or officers, any affiliates or family members of any of our directors or officers, any members of our sponsor, or any affiliates of our sponsor, (b) in the case of an individual, by gift to a member of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family or an affiliate of such person, or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (d) in the case of a trust, by distribution to one or more of the permissible beneficiaries of such trust; (e) in the case of an individual, pursuant to a qualified domestic relations order; (f) by private sales or transfers made in connection with the consummation of a business combination at prices no greater than the price at which the securities were originally purchased; (g) in the event of our liquidation prior to our completion of our initial business combination; (h) by virtue of the laws of its jurisdiction or its organizational documents or operating agreement; or (i) in the event of our completion of a liquidation, merger, share exchange, reorganization or other similar transaction which results in all of our shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property subsequent to our completion of our initial business combination; provided, however, that in the case of clauses (a) through (f) these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions. If we are unable to effect a business combination and liquidate, there will be no liquidation distribution with respect to the insider shares.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its Shareholders are permitted to deliver to two or more Shareholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by calling or writing the Company’s proxy solicitor at Advantage Proxy, Inc., PO Box 10904, Yakima, WA 98909, Toll-Free: 877-870-8565 or Collect: 206-870-8565, Email: KSmith@advantageproxy.com.

OTHER BUSINESS

The Company did not have notice of any matter to be presented for action at the General Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the General Meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Proposal by contacting the Company’s proxy solicitor at the following:

In order to receive timely delivery of the documents in advance of the General Meeting, you must make your request for information no later than May     , 2023 (one week prior to the date of the General Meeting).

ANNEX A

EXTENSION AMENDMENT

AMENDMENT TO THE AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

CONSILIUM ACQUISITION CORP I LTD.

RESOLVED, as a special resolution that, the Amended and Restated Memorandum and Articles of Association of the Company be amended as follows:

(a)	amending the defined term “Extension Contribution” in Article 1 by deleting the words:

““Extension Contribution” means an amount equal to $0.10 per public share (a total of $1,500,000, or $1,725,000 if the Over-Allotment Option is exercised in full) that the Sponsor may deposit into the Trust Fund in order to exercise the Extension Option;”

and replacing it with the following:

““Extension Contribution” means an amount equal to the lower of (a) $[            ] per Public Share that is then-outstanding or (b) $[            ], that the Sponsor may deposit into the Trust Fund in order to exercise the relevant Extension Option;” and

(b)	amending the defined term “Extension Option” in Article 1 by deleting the words:

““Extension Option” means the option of the Sponsor, upon deposit of the Extension Contribution into the Trust Fund, to cause the Company to extend the available time to consummate our initial business combination by three months. The Sponsor may exercise the Extension Option up to two times, allowing for up to additional six months (for a total of 24 months) to complete a business combination;”

and replacing it with the following:

““Extension Option” means the option of the Sponsor, upon deposit of the Extension Contribution into the Trust Fund, to cause the Company to extend the available time to consummate our initial business combination by one month. The Sponsor may exercise the Extension Option up to nine times, allowing for up to an additional nine months (for a total of 27 months) to complete a business combination;”

and

(c)	deleting Article 166 in its entirety and replacing it with the following:

“166.

(a) In the event that either the Company does not consummate a Business Combination by eighteen (18) months after the closing of the IPO (or 27 months if the Sponsor exercises all of its Extension Options) from the consummation of the IPO, or such later time as the Members of the Company may approve in accordance with the Articles or a resolution of the Company’s Members is passed pursuant to the Companies Act to commence the voluntary liquidation of the Company prior to the consummation of a Business Combination for any reason, the Company shall: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay income taxes, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in the case of sub-articles (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law.

Annex A-1

166.

(b) If any amendment is made to Article 166(a) that would affect the substance or timing of the Company’s obligation to redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination within eighteen (18) months after the date of the closing of the IPO (or 27 months if the Sponsor exercises all of its Extension Options) from the consummation of the IPO, if the Company extends the period of time to consummate an initial Business Combination, by a resolution of the Directors, as described in the prospectus relating to the IPO), or any amendment is made with respect to any other provisions of these Articles relating to the rights of holders of Class A Shares, each holder of Public Shares who is not a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay our income taxes, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue.”

and

(d)	deleting Article 168(b)(ii) in its entirety and replacing it with the following:

“168.

(b)(ii) a proposed amendment to these Articles to extend the time the Company has to consummate a Business Combination beyond eighteen (18) months after the closing of the IPO (or 27 months if the Sponsor exercises all of its Extension Options) from the consummation of the IPO, if the Company extends the period of time to consummate an initial Business Combination, by a resolution of the Directors, as described in the prospectus relating to the IPO), or otherwise amend this Article 169.”

Annex A-2

ANNEX B

EXTENSION AMENDMENT

AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT

OF

CONSILIUM ACQUISITION CORP I LTD.

THIS AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of May [    ], 2023, by and between Consilium Acquisition Corp I, Ltd., a Cayman Islands company (the “Company”), and Continental Stock Transfer & Trust Company (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated January 12, 2022, by and between the parties hereto (the “Trust Agreement”).

WHEREAS, a total of $191,647,500 was placed in the Trust Account from the IPO and sale of private warrants in a private placement;

WHEREAS, the Trust Agreement provides that the Trustee shall commence liquidation of the Trust Account and distribute the Property in the Trust Account after receipt of, and only in accordance with, a Termination Letter; or in the event that a Termination Letter has not been received by the Trustee by the 18 month anniversary of the closing of the IPO (“Closing”) or, in the event that the Company extended the time to complete the Business Combination for up to 24-months from the effective date of the prospectus but has not completed the Business Combination within the applicable monthly anniversary of the effective date of the prospectus;

WHEREAS, the Company further obtained the approval of the holders of the affirmative vote of at least a two-thirds majority of the votes cast by the holders of the issued and outstanding Class A Ordinary Shares and Class B Ordinary Shares, voting as a single class;

WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendments to Trust Agreement.

(a) Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, Chief Operating Officer or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses and which interest shall be net of any taxes payable, it being understood that the Trustee has no obligation to monitor or question the Company’s position that an allocation has been made for taxes payable), only as directed in the Termination Letter and the other documents referred to therein; provided, that, in the case a Termination Letter in the form of Exhibit A is received, or (y) upon the date which is 18 months or such later date as extended by the Company for up to nine one-month periods, for a maximum of 27 months in the aggregate pursuant to the

Annex B-1

terms set forth in the Company’s amended and restated memorandum and articles of association, as it may be amended from time to time, if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses and which interest shall be net of any taxes payable), shall be distributed to the Public Shareholders of record as of such date;

(b) Section 1(k) of the Trust Agreement is hereby amended and restated in its entirety as follows:

(k) Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit D (a “Shareholder Redemption Withdrawal Instruction”), the Trustee shall distribute on behalf of the Company the amount requested by the Company to be used to redeem Ordinary Shares from Public Shareholders properly submitted in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses (a “Business Combination”) or to redeem 100% of the Company’s public shares if it does not complete its initial Business Combination within 18 months (or such later date as extended by the Company for up to nine one-month periods, for a maximum of 27 months in the aggregate pursuant to the terms set forth in the Company’s amended and restated memorandum and articles of association, as it may be amended from time to time) from the closing of the Offering or (B) with respect to any other provision relating to shareholders’ rights or pre-initial Business Combination activity. The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to distribute said funds, and the Trustee shall have no responsibility to look beyond said request; and

(b) The second paragraph to Exhibit D of the Trust Agreement is hereby amended and restated in its entirety as follows:

The Company needs such funds to pay its Public Shareholders who have properly elected to have their Public Shares redeemed by the Company in connection with a shareholder vote to approve an amendment to the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial Business Combination or to redeem 100% of the Company’s public shares if it does not complete its initial Business Combination within 18 months (or up to a maximum of 27 months as described in the Company’s amended and restated memorandum and articles) from the closing of the Offering or (B) with respect to any other provision relating to shareholders’ rights or pre-initial Business Combination activity. As such, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the redeeming Public Shareholders in accordance with your customary procedures.

2.	Miscellaneous Provisions.

2.1.

Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2.

Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3.	Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

Annex B-2

2.4.	Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5.	Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6.

Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first set forth above.

Consilium Acquisition Corp I, Ltd.

By:
Name:	Charles Cassel
Title:	Chief Executive Officer

Continental Stock Transfer & Trust Company, as Trustee

By:
Name:	Francis Wolf
Title:	Vice President

Annex B-3

FORM OF PROXY CARD

CONSILIUM ACQUISITION CORP I LTD.

PROXY FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS THIS PROXY IS SOLICITED

BY

THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May [*], 2023: The Proxy Statement is available at https://www.cstproxy.com/[            ].

The undersigned hereby appoints Charles Cassel and Jonathan Binder as proxies of the undersigned to attend the extraordinary general meeting of Shareholders (the “General Meeting”) of Consilium Acquisition Corp I Ltd. (the “Company”), to be held at 2400 E. Commercial Boulevard, Suite 900, Ft. Lauderdale, FL 33308 and via teleconference as described in the Proxy Statement on May [*], 2023 at 10:00 a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of General Meeting, dated [                ], 2023 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.

Extension Proposal — A proposal to approve, by special resolution, an amendment to the company’s amended and restated memorandum and articles of association adopted by special resolution dated January 5, 2022 and effective on January 12, 2022 (together, the “Existing Charter”) to: extend from July 18, 2023 (the “Original Termination Date”) on a month-to-month basis up to April 18, 2024 (the “Extended Date”), the date by which, if the company has not consummated an initial business combination, the company must: (a) cease all operations except for the purpose of winding up, (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the ordinary shares of a par value of US$0.0001 each (the “Ordinary Shares”) issued in the company’s initial public offering (the “Public Shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay incomes taxes, if any, (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (c) as promptly as reasonably possible following such redemption, subject to the approval of the company’s remaining shareholders and the company’s board of directors, liquidate and dissolve, in the case of paragraph (b) and (c), to the company’s obligations under Cayman Islands law to provide for claims of creditors and in all cases, subject to the other requirements of applicable law.

For ☐	Against ☐	Abstain ☐

2.

Trust Amendment Proposal — A proposal to approve by special resolution, an amendment to the Company’s investment management trust agreement, dated as of January 12, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Combination Period by nine (9) additional one (1) month periods until, April 18, 2024 (as amended, the “Trust Amendment”).

For ☐	Against ☐	Abstain ☐

3.

Adjournment Proposal — A proposal to approve, by ordinary resolution, the adjournment of the General Meeting by the chairman thereof to a later date, if necessary, under certain circumstances, to solicit additional proxies for the purpose of approving the extension proposal, to amend the extension proposal, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the company’s shareholders prior to the General Meeting; provided that the General Meeting is reconvened as promptly as practical thereafter.

The Adjournment Proposal will only be presented at the General Meeting if, based on the tabulated votes collected at the time of the General Meeting, there are not sufficient votes to approve the Extension Proposal and the Trust Amendment Proposal.

For ☐	Against ☐	Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE GENERAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE GENERAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

NOTWITHSTANDING THE ORDER IN WHICH THE PROPOSALS ARE SET OUT HEREIN, THE COMPANY MAY PUT THE PROPOSALS TO THE EXTRAORDINARY GENERAL MEETING IN SUCH ORDER AS IT MAY DETERMINE.

Dated:
Signature of Shareholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the General Meeting (Circle one): Yes                No

Number of attendees:

PLEASE NOTE:

SHAREHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE GENERAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.